UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☑                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VISA INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

VISA INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

BROKER LOGO HERE

Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Shareholder Meeting to be held on Oct 14, 2008

Proxy Material Available

1 Notice & Proxy Statement

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before October 01, 2008

HOW TO VIEW MATERIAL VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL
1) BY INTERNET - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL* - sendmaterial@proxyvote.com
* If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information	How To Vote
Meeting Type: Special Meeting	Vote In Person
Meeting Date: October 14, 2008 Meeting Time: 8:00 AM PDT For holders as of: August 27, 2008 Meeting Location: San Francisco Museum of Modern Art 151 Third Street San Francisco, CA 94103

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.
Please refer to the proposals and follow the instructions.

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Voting items

The Board of recommends you vote FOR the following proposal(s).

1       To approve amendments to our current certificate of incorporation to eliminate unnecessary provisions and synchronize the Directors’ terms with our Annual Meeting schedule.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

VISA INC.

NOTICE OF MEETING OF STOCKHOLDERS

October 14, 2008

8:00 a.m. Pacific Time

Dear Stockholder:

We invite you to attend our Meeting of Stockholders. The meeting will be held at 8:00 a.m. Pacific Time on October 14, 2008 at the San Francisco Museum of Modern Art, 151 3rd St., San Francisco, California 94103. Doors will open at 7:30 a.m. Pacific Time. We are pleased to offer a live audio webcast of our meeting at www.investor.visa.com. For further details, see “Attending the Meeting” in the proxy statement.

We are holding the meeting for the following purposes:

1.     To amend and restate our current certificate of incorporation to eliminate unnecessary provisions and synchronize the directors’ terms with our annual meeting schedule; and

2.     To transact other business that may properly come before the meeting or any postponements or adjournments of the meeting.

The proxy statement fully describes these items. We have not received notice of other matters that may be properly presented at the meeting.

Only stockholders of record at the close of business on August 27, 2008 will be entitled to vote at the meeting and any adjournments or postponements of the meeting. Stockholders of our class A, class B and each series of class C common stock will be eligible to vote separately and with no other class or series on the proposal to amend and restate our current certificate of incorporation to eliminate unnecessary provisions and synchronize the directors’ terms with our annual meeting schedule. Stockholders of our class B and class C common stock will be eligible to vote on an as-converted basis, which means that each class will be entitled to a number of votes equal to the number of shares of class A common stock into which such shares are convertible. A list of stockholders entitled to vote will be available for inspection by any stockholder or the stockholder’s attorney or agent for 10 days before and at the meeting. If you would like to view the stockholder list, please call our Investor Relations department at (415) 932-2213 to schedule an appointment.

Please vote as soon as possible to ensure that your vote is recorded promptly even if you plan to attend the meeting. You have three options for submitting your vote before the meeting: via the Internet, by telephone or by mail. For further details, see “Submitting and Revoking Your Proxy” in the proxy statement. If you have Internet access, we encourage you to record your vote on the Internet.

We must receive your proxy by 9:00 a.m. Pacific Time on October 13, 2008.

By Order of the Board of Directors

Joshua R. Floum Corporate Secretary

San Francisco, California

September 4, 2008